UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
January 16, 2020
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by Micron Technology, Inc. (the “Company”) with the Securities and Exchange Commission on January 23, 2020 (the “Original Form 8-K”). This Amendment is being filed solely to correct the effective date of the amendment and restatement of the Company’s bylaws as set forth in the Original Form 8-K.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2020, the Company's Board of Directors amended and restated the Company's bylaws (the “Amended and Restated Bylaws”) to decrease the size of the Board of Directors from eight to seven. This description of the amendment to the Company's bylaws is qualified in its entirety by reference to the text of the Amended and Restated Bylaws filed as Exhibit 99.1 to this report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Fiscal 2019 Annual Meeting of Shareholders was held on January 16, 2020. At the meeting, the following proposals were submitted to a vote of the shareholders:

Proposal 1

The following nominees for Directors were elected. Each person elected as a Director will serve until the next annual meeting of shareholders or until such person’s successor is elected and qualified.

Name of Nominee	For	Against	Abstain

Robert L. Bailey	766,337,642	25,946,540	1,004,772
Richard M. Beyer	769,499,869	22,766,463	1,022,622
Steven J. Gomo	781,571,709	10,669,409	1,047,836
Mary Pat McCarthy	785,115,317	7,166,858	1,006,779
Sanjay Mehrotra	790,342,040	1,989,355	957,559
Robert E. Switz	761,024,337	31,237,581	1,027,036
MaryAnn Wright	775,539,201	16,742,317	1,007,436

Proposal 2
The proposal by the Company to approve a non-binding resolution to approve the compensation of our Named Executive Officers as described in the Company’s proxy statement was approved with 743,253,341 votes in favor, 48,276,581 votes against, and 1,759,032 abstentions.

Proposal 3

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending September 3, 2020, was approved with 879,504,516 votes in favor, 55,487,786 votes against, and 1,625,489 abstentions.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Amended and Restated Bylaws as of January 16, 2020
104	Cover Page Interactive File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Micron Technology, Inc.

Date:	January 23, 2020	By:	/s/ David A. Zinsner
		Name:	David A. Zinsner
		Title:	Senior Vice President and Chief Financial Officer